                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) January 10, 2001
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                                 SIX FLAGS, INC.
                          (Formerly Premier Parks Inc.)
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             (Exact name of registrant as specified in its charter)


Delaware                            0-9789              73-613774
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(State or other                  (Commission         (IRS Employer
jurisdiction of                   File Number)       Identification No.)
incorporation)


            11501 Northeast Expressway, Oklahoma City, Oklahoma 73131
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code  (405) 475-2500
                                                   -----------------------------



          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

      Exhibit A: Annexed hereto is the press release of the Registrant dated January 10, 2001 announcing the execution of an agreement to acquire Sea World of Ohio and Public Offering.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 11, 2001

                                    SIX FLAGS, INC.


                                    By:     /s/ Kieran E. Burke
                                       ---------------------------------------
                                             Kieran E. Burke
                                             Chairman of the Board and
                                             Chief Executive Officer